December 20, 1996
                           DREYFUS NEW YORK TAX EXEMPT FUNDS
                       SUPPLEMENT TO COMBINED PROSPECTUS
                             DATED OCTOBER 1, 1996
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES ANY CONTRARY
INFORMATION CONTAINED IN THE FUNDS' COMBINED PROSPECTUS WITH RESPECT TO DREYFUS NEW YORK TAX EXEMPT BOND FUND (THE "BOND FUND") ONLY:
        BOND FUND shares acquired by purchase or exchange after May 9, 1997, and redeemed or exchanged less than 15 days after they are acquired, will be subject to a redemption fee of .10% of the value of the shares redeemed or exchanged. The redemption fee will be retained by the BOND FUND and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. For purposes of calculating the 15-day holding period, the BOND FUND will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest.
        No redemption fee will be charged on the redemption or exchange of the BOND FUND shares (1) through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation, (3) through accounts established by securities dealers, banks or other financial institutions approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time.
                                                                    980s122096